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                                                                   EXHIBIT 10.44

                               AMENDMENT NO. 3 TO
                           LOAN AND SECURITY AGREEMENT



                  AMENDMENT NO. 3, dated as of August 1, 1997, to the LOAN AND SECURITY AGREEMENT, dated as of March 28, 1997, as amended by the FIRST AMENDMENT dated as of April 10, 1997 and the SECOND AMENDMENT dated as of July 1, 1997 (the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, and DORSEY TRAILERS, INC., a Delaware corporation, with its chief executive offices located at 2727 Paces Ferry Road, One Paces Ferry West, Suite 1700, Atlanta, Georgia 30339.


                                    Preamble

                  The Borrower has requested Foothill to amend the Loan and Security Agreement to (i) eliminate Eligible Accounts subject to a Contra Obligation from the Borrowing Base, (ii) increase the amount of the term loan and amend the amortization schedule of the term loan, (iii) increase the concentration limit on Eligible Accounts with respect to which Ryder System Inc. is the Account Debtor, and (iv) increase the default interest rate from 3.75 percentage points above the Reference Rate to 4.0 percentage points above the Reference Rate. Accordingly, the Borrower and Foothill hereby agree as follows:

                  1. Definitions. All terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

                  2. Eligible Accounts. Paragraph (h) of the definition of the term "Eligible Accounts" in Section 1.1 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "(h)     Accounts with respect to an Account Debtor,
                  whose total obligations owing to Borrower exceed 20% of all Eligible Accounts (other than (i) from August 1, 1997 through September 30, 1997, Accounts with respect to which the Account Debtor is Ryder System Inc. where the total obligations owing by Ryder System Inc. to Borrower do not exceed 40% of all Eligible Accounts, (ii) from August 1, 1997 through October 31, 1997, Accounts with respect to which the Account Debtor is Averitt Express, Inc. where the total obligations owing by Averitt Express, Inc. to Borrower do not exceed 40% of all Eligible Accounts, and (iii) prior to November 1, 1997, Accounts with respect to which the Account Debtor is United Parcel Service, Inc.), to the extent of the obligations owing by such Account Debtor in excess of such percentages, provided that, upon the request of Borrower, Foothill may waive or increase the limitation if in its
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                  reasonable credit judgment, the Account Debtor is considered credit worthy, such waiver and/or increase by Foothill not to be unreasonably withheld or delayed;"

                  3. Borrowing Base. (a) Clause (x) of Section 2.1(a) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "(x)     the lesser of (i) (A) 80% of Eligible
                  Accounts other than that portion of any Eligible Accounts that
                  (1) is or will be satisfied by the transfer to the Borrower of Used Trailer Inventory or (2) is subject to a Contra Obligation, less (B) the amount, if any, of the Dilution Reserve, and (ii) on and after June 1, 1997, an amount equal to Borrower's Collections with respect to Accounts for the immediately preceding 30 day period, plus"

                  (b) Subclause (ii)(B) of Section 2.1(a)(y) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                  "(B)     40% of the value of Eligible Used Trailer Inventory
                  other than U.S. Xpress Used Trailer Inventory, provided, that, the amount of this subclause (ii) (B) shall not, without the prior written consent of Foothill, exceed (1) $1,500,000, from March 28, 1997 through and including November 30, 1997, (2) $1,400,000, from December 1, 1997 through and including December 31, 1997, (3) $1,300,000, from January 1, 1998 through and including January 31, 1998, (4) $1,200,000, from February 1, 1998 through and including February 28, 1998, (5) $1,100,000, from March 1, 1998 through and including March 31, 1998, and (6) $1,000,000 on and after April 1, 1998."

                  (c) Subclause (ii)(C) of Section 2.1(a)(y) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "(C)     prior to January 1, 1997, 40% of the value
                  of U.S. Xpress Used Trailer Inventory, provided that, the amount of this subclause (ii)(C) shall not at any time exceed the amount obtained by multiplying the number of units of U.S. Xpress Used Trailer Inventory at such time by $4,000, without the prior written consent of Foothill, and"

                  4. Term Loan. Section 2.3 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "2.3     TERM LOAN. On the Closing Date, Foothill
                  made a term loan (the "Initial Term Loan") to Borrower in the original principal amount of $4,000,000, of which $1,000,000 is outstanding as of August 1, 1997. On August 1, 1997, Foothill will make an additional term loan (the "Additional Term Loan" and together with the Initial Term Loan, the "Term Loan") to Borrower in the original principal amount of $1,000,000, which results in a principal amount of the Term Loan outstanding on August 1, 1997 of $2,000,000. The Additional Term Loan will be made upon the simultaneous payment (which shall be from the proceeds of the


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                  Additional Term Loan) of $1,000,000 of Advances. The Term Loan
                  shall be repaid in eight (8) installments of principal in the following amounts:

================================================================================
              DATE                           INSTALLMENT AMOUNT
================================================================================
         October 1, 1997                           $250,000
--------------------------------------------------------------------------------
        November 1, 1997                           $250,000
--------------------------------------------------------------------------------
        December 1, 1997                           $250,000
--------------------------------------------------------------------------------
         January 1, 1998                           $250,000
--------------------------------------------------------------------------------
        February 1, 1998                           $250,000
--------------------------------------------------------------------------------
         March, 1, 1998                            $250,000
--------------------------------------------------------------------------------
         April 1, 1998                             $250,000
--------------------------------------------------------------------------------
          May 1, 1998                              $250,000
================================================================================



                  The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. The unpaid principal balance of the Term Loan may be prepaid in whole or in part without penalty or premium at any time during the term of this Agreement upon ten (10) days prior written notice by Borrower to Foothill, all such prepaid amounts to be applied to the installments due on the Term Loan in the inverse order of their maturity. All amounts outstanding under the Term Loan shall constitute Obligations."

                  5. Default Interest Rate. Section 2.5(c) of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "(c)     Default Rate. Upon the occurrence and during
                  the continuation of an Event of Default, (i) all Obligations (except for undrawn Letters of Credit) shall bear interest at a per annum rate equal to 4.00 percentage points above the Reference Rate, and (ii) the Letter of Credit fee provided in
                  Section 2.5(b) shall be increased to 4% per annum times the amount of the undrawn Letters of Credit that were outstanding during the immediately preceding month."

                  6. Conditions. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

                           (a)      The representations and warranties contained
in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be


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correct on and as of the Effective Date as though made on and as of such date
(except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

                           (b)      Foothill shall have received a counterpart
of this Amendment, duly executed by the Borrower.

                           (c)      The Borrower shall pay to Foothill a
non-refundable amendment fee of $25,000, which fee is earned in full on the date hereof.

                           (d)      All legal matters incident to this Amendment
shall be satisfactory to Foothill and its counsel.

                  7. Representations and Warranties. The Borrower hereby represents and warrants to Foothill as follows:

                           (a)      The Borrower (i) is a corporation duly
organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

                           (b)      The execution, delivery and performance of
this Amendment by the Borrower, and the performance by the Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                           (c)      This Amendment and the Loan and Security
Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

                           (d)      No authorization or approval or other action
by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Loan and Security Agreement as amended hereby.

                           (e)      The representations and warranties contained
in Section 7 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.


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                  8.       Continued Effectiveness of the Loan and Security
Agreement and Loan Documents. The Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by this Amendment; and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                  9.       Miscellaneous.

                           (a)      This Amendment may be executed in any number
of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                           (b)      Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c)      This Amendment shall be governed by, and
construed in accordance with, the laws of the State of California.

                           (d)      The Borrower will pay on demand all
reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

                                    DORSEY TRAILERS, INC.,
                                    a Delaware corporation


                                    By: /s/ James E. Clements
                                        ----------------------------------------
                                         Name: James E. Clements
                                         Title: Vice President Finance



                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation


                                    By: /s/ Anthony Aloi
                                        ----------------------------------------
                                         Name: Anthony Aloi
                                         Title: Assistant Vice President


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